Felicitas Private Markets Fund

Consolidated Schedule of Investments

September 30, 2024 (Unaudited)

Investments at Fair Value	Principal Balance/Shares	Initial Acquisition Date	Cost	Fair Value
Common Stocks - 0.9%
United States - 0.9%
Private Credit - 0.9%
Kayne Anderson BDC, Inc.(a)	62,362	4/22/2021	$1,002,780	$1,013,381
Total Private Credit			1,002,780	1,013,381

Investments in Private Investment Funds(a) - 84.8%
United States - 62.4%
Private Credit - 13.5%
Banner Ridge DSCO Fund I, LP*(b)(c)(d)	-	1/8/2021	2,331,107	3,750,880
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	-	4/30/2018	475,227	490,295
Crestline Portfolio Financing Fund II (US), L.P*(b)(c)	-	8/27/2021	1,165,482	1,362,328
Crestline Praeter, L.P. – Fulcrum*(b)(e)	-	12/15/2020	514,884	-
Dugout Funding LLC*(b)(e)	-	12/19/2019	-	-
GACP II, L.P.*(b)(c)	-	6/21/2018	-	69,280
LBR Co-Invest Debtco, L.P.(b)(c)	-	9/10/2018	-	231
Nuveen Churchill Private Capital Income Fund(b)(c)	81,268	9/28/2023	2,003,467	2,011,378
Pathlight Capital Fund I LP(b)(c)	-	3/1/2019	1,154,913	1,206,959
TerraCotta Credit Fund L.P.(b)(c)	-	1/31/2019	2,000,290	2,055,659
Thorofare Asset Based Lending Fund V, L.P.*(b)(c)	-	3/24/2020	3,001,412	2,945,310
WhiteHawk III Onshore Fund, L.P.(b)(c)	-	12/15/2021	1,177,748	1,352,195
Total Private Credit	-		13,824,530	15,244,515
	-
Private Equity - 30.5%	-
Arrowroot Protecht, L.P.*(b)(c)	-	1/27/2022	2,103,288	4,197,551
Awz Pentera II LLC*(b)(c)	-	7/15/2022	1,023,663	1,802,389
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	-	4/1/2022	2,012,902	2,150,547
Coller Secondaries Private Equity Opportunities Fund*(b)(c)	1,098,523	3/22/2024	5,019,608	5,731,656
LBR Co-Invest Equityco, LLC(b)(c)	-	9/10/2018	69,619	93,589
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	-	2/20/2018	7,007,023	10,729,876
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	-	2/20/2018	771,172	1,192,647
NPC KeepTruckin, LLC*(b)(c)	-	4/29/2021	262,500	270,026
NPC Opportunity Fund, L.P.*(b)(c)	-	10/28/2020	953,900	945,848
Peregrine Select Fund II, L.P.*(b)(c)	-	6/21/2021	1,501,741	1,746,214
Signal Peak Ventures III CIV-A, L.P.*(b)(c)	-	1/3/2022	1,004,523	1,764,186
Signal Peak Ventures IV, L.P.*(b)(c)	-	9/26/2022	1,248,750	1,392,415
StepStone Private Venture and Growth Fund*(b)(c)	-	9/28/2023	2,000,000	2,372,292
TSC Co-Invest L.P.(b)(c)	-	9/3/2020	-	15,716
Total Private Equity			24,978,689	34,404,952

Real Estate - 6.2%
13th Floor Fund IV, LP(b)(d)(e)	-	11/30/2020	423,849	713,423
EGH Investors LLC (Series A)(b)(d)(e)	-	12/19/2019	1,372,925	1,860,856
EGH Investors LLC (Series B)(b)(e)	-	12/19/2019	230,491	312,416
LL-MS City Place 2 Blocker, LLC*(b)(c)	-	3/11/2021	651,057	1,013,655
LL-MS City Place Blocker, LLC*(b)(c)	-	3/11/2021	642,496	1,015,138
LL-MS Covington Blocker, LLC*(b)(c)	-	11/3/2020	313,037	570,247
LL-MS Fabian Way Blocker, LLC*(b)(c)	-	11/6/2020	682,021	151,623
LL-MS Management Blocker, LLC*(b)(e)	-	11/20/2020	245,404	266,649
LL-MS Troy Court Blocker, LLC*(b)(c)	-	11/23/2020	587,946	1,083,707
Total Real Estate			5,149,226	6,987,714

Secondary Funds - 12.2%
Banner Ridge Secondary Fund III Co, LP*(b)(c)(d)	-	1/13/2020	1,153,814	1,231,933
Banner Ridge Secondary Fund III (T), LP(b)(c)(d)	-	9/27/2019	696,361	2,156,513
Banner Ridge Secondary Fund IV (T), LP*(b)(c)(d)	-	6/16/2021	2,904,802	6,403,071
Inspiration Ventures Secondary Fund I, L.P.*(b)(c)	-	6/21/2019	1,786	361,058
OCP Chimera LP*(b)(c)	-	6/26/2019	-	318,191
Second Alpha Partners IV, L.P.(b)(c)	-	7/1/2018	662,824	1,189,181
Second Alpha Partners V, L.P.(b)(c)	-	9/28/2021	669,327	1,026,124
VCFA Venture Partners VI, L.P.*(b)(c)	-	7/9/2019	497,181	1,050,821
Total Secondary Funds			6,586,095	13,736,892
Total United States			50,538,540	70,374,073

Cayman Islands - 7.2%
Private Credit- 2.6%
Banner Ridge DSCO Fund I (Offshore), LP*(b)(c)	-	1/8/2021	587,302	919,465
Banner Ridge DSCO Fund II (Offshore), LP*(b)(c)	-	7/29/2022	1,061,994	1,659,775
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	-	4/30/2018	53,986	54,338
Crestline Portfolio Financing Fund II (TE/FNT), L.P.*(b)(c)	-	8/27/2021	289,343	338,705
Total Private Credit			1,992,625	2,972,283

Private Equity - 1.7%
Jupiter SPV LP*(b)(c)	-	1/21/2022	1,146,645	1,942,619
Total Private Equity			1,146,645	1,942,619

Secondary Funds - 2.9%
Banner Ridge Secondary Fund III (Offshore), LP*(b)(c)	-	9/27/2019	143,025	410,938
Banner Ridge Secondary Fund IV (Offshore), LP*(b)(c)	-	6/30/2021	727,669	1,607,047
Banner Ridge Secondary Fund V (Offshore), LP*(b)(c)	-	9/28/2023	972,446	1,217,381
Total Secondary Funds			1,843,140	3,235,366
Total Cayman Islands			4,982,410	8,150,268

Guernsey - 0.0%
Private Credit - 0.00%(f)
PDC Opportunities V LP(b)(c)	-	12/30/2019	-	2,298

Luxembourg - 11.4%
Private Credit - 0.00%(f)
17Capital Co-Invest (A) SCSp*(b)(c)	-	5/26/2021	106,404	989

Private Equity - 11.4%
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	-	12/16/2021	5,115,759	7,421,804
NE Fund II SCSp*(b)(c)	-	1/28/2022	1,638,492	1,974,661
NE Pulse SCSp*(b)(c)	-	10/19/2022	997,457	1,393,803
The Evolution Technology Fund II SCSp*(b)(c)	-	9/29/2021	1,567,217	2,102,989
Total Private Equity			9,318,925	12,893,257
Total Luxembourg			9,425,329	12,894,246

United Kingdom - 3.8%
Private Equity - 3.8%
Albion Growth Opportunities LP*(b)(c)	2,276	7/6/2021	1,164,155	1,791,974
European Liquidity Solutions III Limited Partnership*(b)(c)	-	10/6/2021	2,607,631	2,538,198
Total Private Equity			3,771,786	4,330,172
Total Investments in Private Investment Funds			68,718,065	95,751,057

Investments in Private Operating Companies(a)(e) - 2.2%
Israel - 2.1%
Private Equity - 2.1%
I.G.M.R Research Ltd. – Ordinary Shares*	7,193	9/30/2022	173,206	172,540
I.G.M.R Research Ltd. – Preferred B Shares*	2,710	9/30/2022	73,166	73,138
I.G.M.R Research Ltd. – Preferred B-1 Shares*	54,389	9/30/2022	1,631,300	1,630,678
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares*	739	9/30/2022	18,837	18,830
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares*	18,423	9/30/2022	469,689	469,510
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares*	2,168	9/30/2022	55,281	55,260
Total Private Equity			2,421,479	2,419,956
United States - 0.1%
Private Equity - 0.1%
Awz Manager II, Inc*	10	6/30/2022	-	1
KA Credit Advisors Holdco Blocker, LLC(b)	-	4/22/2021	1	58,486
Total Private Equity			1	58,487
Real Estate - 0.00%(f)
LL-MS Carry Co, LLC*(b)	-	7/25/2023	-	4,501
Total Private Equity			-	4,501
Total Investments in Private Operating Companies			2,421,480	2,482,944

			Amortized Cost	Fair Value
Loans(a)(e) - 5.5%
United States - 5.5%
Loans - 5.5%
Archer 2023 Finance Co. LLC (Class B) - Loan, 13.34% +4% PIK (3M SOFR + 8%) 12/28/2035(g)	3,465,148	3/27/2024	3,483,154	3,498,388
CXI Valley I LLC - Promissory Note, 0%, 11/15/2025*	452,464	5/15/2023	532,533	437,924
Venerable Loan 12% PIK, 10/27/2024	1,730,833	10/12/2021	2,047,802	2,250,189
Total Loans			6,063,489	6,186,501

Short-Term Investments - 8.9%
United States - 8.9%
Fidelity Investments Money Market Treasury Portfolio - Class I 4.83%(d)(h)	9,986,740		9,986,740	9,986,740
Total Short-Term Investments			9,986,740	9,986,740

Total Investments at Fair Value - 102.3%			$88,192,554	$115,420,623

Other Assets in Excess of Liabilities - 2.3%				(2,600,540)
Total Net Assets - 100%				$112,820,083

PIK — Paid-in-Kind Interest

*	Investment is non-income producing.
(a)	Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of September 30, 2024, was $105,433,883 or 93.4% of net assets.
(b)	Private investment fund does not issue shares or units.
(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 3 for respective investment strategies, unfunded commitments, and redemptive restrictions.
(d)	All or a portion of this security is held through Felicitas Private Markets Fund Blocker, LLC.
(e)	Value was determined using significant unobservable inputs.
(f)	Less than 0.005%.
(g)	A portion of this holding is subject to unfunded commitments. The stated interest reflects the reference rate and spread for the funded portion.
(h)	The rate is the annualized seven-day yield at period end.

See accompanying notes to consolidated schedule of investments.

Felicitas Private Markets Fund

Notes to Consolidated Schedule of Investments

September 30, 2024 (Unaudited)

1. Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

All investments in securities are recorded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in FASB ASC 820, Fair Value Measurement (“ASC 820”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 — Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

2. Fair Value — Valuation Techniques and Inputs

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Prior to the Fund investing in any Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

3. Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The following table presents information about the Fund’s assets measured at fair value as of September 30, 2024:

				Investments
				Measured
				at Net Asset
Assets (at fair value)	Level 1	Level 2	Level 3	Value(1)	Total
Common Stocks	$1,013,381	$—	$—	$—	$1,013,381
Investments in private investment funds	—	—	3,153,344	92,597,713	95,751,057
Investments in private operating companies	—	—	2,482,944	—	2,482,944
Loans	—	—	6,186,501	—	6,186,501
Short-Term Investments	9,986,740	—	—	—	9,986,740
Total	$11,000,121	$—	$11,822,789	$92,597,713	$115,420,623

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.